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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  ----------



                                   FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):             January 21, 2003
                                                              ----------------



                               LOEWS CORPORATION
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            (Exact name of registrant as specified in its charter)



Delaware                            1-6541                       13-2646102
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(State or other jurisdiction     (Commission                   (IRS Employer
 of Incorporation)                File Number)             Identification No.)



667 Madison Avenue, New York, NY                                    10021-8087
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(Address of principal executive offices)                            (Zip code)



Registrant's telephone number, including area code:             (212) 521-2000
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                               NOT APPLICABLE
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        (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events and Required FD Disclosure

Attached as Exhibit 99.1 to this report is a press release issued by the Registrant on January 21, 2003 announcing the election of Philip A. Laskawy as a director of the Registrant and the appointment of Mr. Laskawy to the Audit Committee of the Registrant's Board of Directors. Following the election of Mr. Laskawy, the Registrant's Board of Directors consists of 12 members. During the fourth quarter of 2002, Bernard Myerson, a director of the Registrant, died and Michael F. Price resigned from the Registrant's Board.

Item 7.  Financial Statements and Exhibits

 (c)  Exhibits:

      Exhibit No.                        Description
      ----------                         -----------

         99.1          Press Release issued by the Registrant on January 21,
                       2003




                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              LOEWS CORPORATION
                                              --------------------------------
                                              (Registrant)




Dated:  January 21, 2003                 By:  /s/ Gary W. Garson
                                              --------------------------------
                                              Gary W. Garson
                                              Senior Vice President,
                                               General Counsel and
                                               Secretary
















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